Share-based compensation - Weighted average assumptions (Details) - SARs and TSARs	12 Months Ended
	Dec. 31, 2018 USD ($) year	Dec. 31, 2017 USD ($) year
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free interest rate	2.60%	1.80%
Expected dividend yield	2.70%	2.00%
Expected life of SARs and TSARs (years) | year	1.5	1.2
Expected volatility	35.00%	31.00%
Expected forfeitures	0.20%	0.20%
Weighted average fair value (USD per share) | $	$ 7.93	$ 19.02